UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2021

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On November 16, 2021 (the “Closing Date”), Northern Oil and Gas, Inc. (the “Company”) completed its previously announced acquisition (the “Comstock Acquisition”) of certain oil and gas properties, interests and related assets pursuant to that certain asset purchase agreement (the “Purchase Agreement”), dated as of October 6, 2021, by and between the Company and Comstock Oil & Gas, LLC (“Comstock”). At closing of the Comstock Acquisition, the assets acquired by the Company (the “Acquired Assets”) consisted of 65.9 net producing wells located primarily in Williams, McKenzie, Mountrail and Dunn Counties, North Dakota.

In accordance with the Purchase Agreement, the Company paid closing consideration to Comstock in respect of the Acquired Assets consisting of $154.0 million in cash (which includes a $7.7 million cash deposit previously paid by the Company upon the execution of the Purchase Agreement and held in escrow in accordance with the terms of the Purchase Agreement). The cash consideration remains subject to final post-closing settlement between the Company and Comstock. The Company funded the acquisition closing payment with cash on hand, operating free cash flow and borrowings under its revolving credit facility.

The material terms of the Purchase Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on October 8, 2021, which is incorporated herein by reference. The description of the Purchase Agreement included or incorporated by reference in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
2.1
Asset Purchase Agreement between Northern Oil and Gas, Inc. and Comstock Oil & Gas, LLC, dated October 6, 2021 (incorporated by reference to Exhibit 2.1 to the Northern Oil & Gas, Inc.'s Current Report on Form 8-K filed with the SEC on October 8, 2021)*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*    Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit. Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary